Item G.1.a.ii. Provision of financial support.

(a)  Description of nature of support.

Capital contribution by way of seed funding.

(b)  Person providing support.

Baillie Gifford International LLC.

(c)  Brief description of relationship between the person providing support and the Registrant.

Baillie Gifford International LLC is an affiliate of Baillie Gifford Overseas Limited (Manager of the Registrant).

(d)  Date support provided.

December 19, 2018.

(e)  Amount of support.

$1,000,000.00

(f)  Security supported (if applicable).

N/A

(g)  Value of security supported on date support was initiated (if applicable).

N/A

(h)  Brief description of reason for support.

Seed funding to open The International Smaller Companies Fund, a series of the Registrant.

(i)  Term of support.

Undetermined.

(j)  Brief description of any contractual restrictions relating to support.

None.